SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Floating-Rate Income Plus Fund

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS–SUBJECT TO COMPLETION

Eaton Vance Floating-Rate Income Plus Fund

Two International Place

Boston, Massachusetts 02110

[_______], 2020

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), which will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on [ ], 2020 at [ ] (Eastern Time).

At this meeting you will be asked to consider the election of three Trustees. The Fund’s Board of Trustees (the “Board”) recommends that you vote FOR the three incumbent Trustees named in these proxy materials. You will also be asked to vote on a proposal to declassify the Board submitted by an opportunistic hedge fund on its behalf and on behalf of its investment adviser, Saba Capital Management L.P. (together, “Saba”). The Board unanimously recommends that you vote AGAINST this Saba proposal. The enclosed proxy statement contains additional information about this Saba proposal and reasons for your Board’s opposition to it.

Your vote is especially important this year due to the proxy contest being conducted by Saba. In addition to the proposal referenced above, Saba has indicated that it intends to propose at the meeting three individuals to serve on the Board. The Board does NOT endorse the Saba nominees and unanimously recommends that you vote FOR the three incumbent nominees. The enclosed proxy statement contains additional information about the three incumbent nominees and the reasons for your Board’s recommendation.

We hope that you will be able to attend the meeting. Whether or not you plan to attend and, regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed WHITE proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance Floating-Rate Income Plus Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on [ ], 2020: The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy Card and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Eaton Vance Floating-Rate Income Plus Fund, a Massachusetts business trust (the “Fund”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on [ ], 2020 at [ ] (Eastern Time), for the following purposes:

(1)	To elect Trustees of the Fund as outlined below:
three Class I Trustees, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm (the “Board Nominees”), to be elected by the holders of the Fund’s Common Shares and Variable Rate Term Preferred Shares, voting together as a single class.
Proposal Submitted by Saba Capital Master Fund, Ltd. and Saba Capital Management, L.P. (together, “Saba”)
(2)	If properly presented at the Annual Meeting, to vote on Saba’s non-binding proposal regarding declassification of the Fund’s Board of Trustees (the “Board”).

The Annual Meeting is very important because Saba has indicated that it intends to propose three individuals to serve on the Board, and to submit a non-binding proposal to declassify the Board (the “Saba Declassification Proposal” and together with Saba’s proposal to nominate three individuals to serve on the Board, the “Saba Proposals”). The Board unanimously recommends that you vote FOR the Board Nominees and AGAINST the Saba Declassification Proposal. We urge you to review the accompanying proxy materials and vote as recommended by the Board using the enclosed WHITE proxy card.

You may receive proxy solicitation materials from Saba, including a proxy statement and GOLD or other colored proxy card, seeking your vote for the Saba Proposals. The Board unanimously OPPOSES the Saba Proposals. The Fund is not responsible for the accuracy of any information provided by or relating to Saba or the Saba Proposals contained in proxy solicitation material filed or disseminated by or on behalf of Saba, or any other statements made by Saba. The Board urges you NOT to sign any proxy card sent to you by Saba or by any person other than the Fund.

Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on Saba’s trustee nominees or to vote against the Saba Declassification Proposal, as this may cancel your prior vote for the Board Nominees and your vote against the Saba Declassification Proposal. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba, you can still change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting in person at the Annual Meeting.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card.

If you sign the WHITE proxy card, but do not fill in a vote, your shares will be voted FOR the Board Nominees and AGAINST the Saba Declassification Proposal, in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, including adjournment of the Annual Meeting, your shares will be voted at the discretion of the proxies for the Annual Meeting.

The Board has fixed the close of business on [ ], 2020 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

[_______], 2020

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board avoid the necessity and additional expense of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

1

HOW DO I VOTE?

Depending on how you hold your shares of the Fund, you may receive more than one WHITE proxy card. Please fill out and return each WHITE proxy card. You may vote the following ways:

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope included herewith; or
•	By Telephone: Please call [ ] (toll-free) on the enclosed WHITE proxy card and follow the recorded instructions. You may also call [ ] to speak to a live representative at the Fund’s proxy solicitor, AST Fund Solutions, LLC (“AST”); or
•	By Internet: Please go to the website on the enclosed WHITE proxy card and follow the instructions.

If you have any questions about the proposals or how to vote, please call AST at [ ].

IMPORTANT INFORMATION ABOUT YOUR VOTE

	Why is the Meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”) and NYSE rules require the Fund to hold an annual meeting of shareholders each fiscal year.

	What matters will be voted on at the Meeting?

Shareholders of the Fund’s common shares and variable rate term preferred shares (“VRTPS”), voting together as a single class, are being asked to elect Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm (each, a “Board Nominee” and collectively, the “Board Nominees”) as Class I Trustees, to hold office until the Fund’s 2023 annual meeting (“Proposal 1”).

Saba Capital Master Fund, Ltd., a hedge fund, and its investment adviser, Saba Capital Management, L.P. (together, “Saba”), have notified the Fund that they intend to nominate three individuals (the “Saba Nominees”) to serve on the Board. The Board does NOT endorse the Saba Nominees. Saba has also indicated an intent to submit a non-binding proposal to declassify the Board (the “Saba Declassification Proposal” and together with the proposal to elect the Saba Nominees, the “Saba Proposals”). If properly presented, shareholders of the Fund’s common shares and VRTPS, voting together as a single class, will also be asked to vote on the Saba Declassification Proposal. The Saba Declassification Proposal is non-binding and only requests that the Board take certain actions if approved by shareholders. The Board recommends a vote AGAINST the Saba Declassification Proposal.

	Will my vote make a difference?

Yes! Particularly in light of the proxy contest being conducted by Saba, your vote is extremely important.

If the Saba Proposals are approved, the composition of the Fund’s Board and the governance structure of the Fund could be significantly altered. Saba is a known closed-end fund activist investor with a history of seeking short-term profits for itself and its clients at the expense of long-term fund shareholders. Your vote is important, no matter how many shares you own.

2

	Who is asking for my vote?

The enclosed WHITE proxy card is solicited by the Board for use at the Annual Meeting to be held on [ ], 2020, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Fund has contracted with AST to assist with solicitation of proxies.

You may receive a different proxy statement from Saba (along with a GOLD or other colored proxy card), seeking approval of the Saba Proposals.  Please discard any proxy card that you receive from Saba or any person other than the Fund. Do not send back any proxy card other than the enclosed WHITE proxy card, as doing so may cancel your vote to support your Fund and its current Board.

	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote FOR each Board Nominee listed in these proxy materials and AGAINST the Saba Declassification Proposal.

The Board Nominees are highly qualified to serve on the Board. The Board Nominees are not only deeply familiar with the Fund and its objective, but also possess extensive experience in overseeing closed-end funds. Please see the table under “Proposal 1. Election of Trustees” below, which sets forth biographical information about the Trustees, including the Board Nominees.

On Proposal 2, after careful consideration, the Board, including the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, a “noninterested Trustee” or an “Independent Trustee”) who constitute a majority of the Fund’s Board, has unanimously determined that the Saba Declassification Proposal is not in the best interests of the Fund and its shareholders. The Board is composed of eleven highly qualified individuals, ten of whom are Independent Trustees, each committed to fostering the Fund’s long-term ability to achieve its investment objective. The Board believes that the classified board structure continues to provide the Fund and its shareholders with important benefits, including providing stability and continuity of management. In particular, the classified board structure with staggered terms prevents a complete turnover of the Board, and potentially detrimental change in the direction of the Fund, in any one year. The benefits of a classified board structure are further described in the Proxy Statement.



What is the voting requirement for each Proposal?

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. This means that, as between two nominees, the nominee receiving the greatest number of votes will be elected. For purposes of Proposal 1, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election.

The approval of the Saba Declassification Proposal requires the affirmative vote of a majority of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Abstentions are not considered to be “votes cast” and, therefore, will be counted towards quorum, but have no effect on the outcome of the Saba Declassification Proposal.

Given that this is a contested proxy solicitation, the Fund expects that broker-dealers that are the record holder of shares for their customers will not be permitted by NYSE rules to vote on either proposal on behalf of their customers and beneficial owners in the absence of voting instructions from such customers and beneficial owners. “Broker non-votes” as described further under the heading “Proxy Solicitation and Tabulation” in the Proxy Statement will count towards quorum for each proposal, but have no effect on the outcome of either proposal.

3

	How will my WHITE proxy card be voted?

If you complete, sign and return the enclosed WHITE proxy card at or prior to the Meeting, your shares will be voted as you indicated. If you simply sign, date and return the enclosed WHITE proxy card, but do not specify a vote on the proposals listed thereon, your proxy will be voted FOR the election of the Board Nominees to the position of Trustee (Proposal 1) and will be voted AGAINST the non-binding Saba Declassification Proposal (Proposal 2).

	What other information should I know in deciding how to vote?

Please read the entire Proxy Statement because it contains important information about the Board Nominees, the Saba Proposals and other important information about the Fund, its management and its operations.

You may also receive proxy materials from Saba soliciting votes for the Saba Proposals. The Board believes Saba’s actions are harmful to long-term shareholders of the Fund. Saba is not interested in improving Fund governance, but rather capturing a short-term profit at the expense of long-term Fund shareholders.

The Board unanimously recommends that you vote FOR each Board Nominee and AGAINST the Saba Declassification Proposal.

4

Eaton Vance Floating-Rate Income Plus Fund

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held on [ ], 2020 at [ ] (Eastern Time) at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110. The Annual Meeting will be held for the purposes set forth in the accompanying notice. This proxy material is being mailed to shareholders on or about [______], 2020.

The Board of the Fund has fixed the close of business on [ ], 2020 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. As of [ ], 2020, there were [ ] Common Shares of beneficial interest, $0.01 par value per share (“Common Shares”) and [ ] Variable Rate Term Preferred Shares, $0.01 par value per share, liquidation preference $100,000 per share (“VRTPS”), of the Fund outstanding. According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one or more shareholders owns 5% or more of the Fund’s Common Shares and/or VRTPS. Information relating to such shareholders can be found on Appendix A. Also as of [ ], 2020, to the Fund’s knowledge, (i) no other shareholder owned more than 5% of the outstanding shares of the Fund, and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders as of the close of business on the record date will be entitled to one vote for each share held. All properly executed proxies received prior to the meeting will be voted at the meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote in favor of the election of each Trustee named on such proxy card and against the non-binding proposal to declassify the Fund’s Board included on such proxy card. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Merely attending the meeting will not revoke a previously executed proxy. If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposals. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card. Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Annual Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Annual Meeting and vote in person. If you hold Fund shares through a broker-dealer and plan to attend the Annual Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the meeting. You must contact your broker-dealer to obtain a legal proxy for your shares.

This Annual Meeting is very important. A Cayman Island-domiciled opportunistic hedge fund, Saba Capital Master Fund, Ltd., and its investment adviser, Saba Capital Management L.P. (together, “Saba”), have notified the Fund that they plan to nominate three individuals to serve on the Board (the “Saba Nominees”) and to submit a non-binding proposal to declassify the Board (the “Saba Declassification Proposal” and, together with the proposal to elect the Saba Nominees, the “Saba Proposals”). The Board unanimously recommends that you vote FOR the Board Nominees and AGAINST the Saba Declassification Proposal. Please read this proxy statement carefully and vote as recommended by the Board in order to preserve the Fund’s continuity of management and to prevent Saba, a known closed-end fund activist investor with a history of seeking short-term profits for itself and its clients at the expense of long-term fund shareholders, from advancing its agenda to gain control of the Fund.

5

The Board knows of no business other than that mentioned in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. Management does not intend to present and does not have reason to believe that any other business will be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

PROPOSAL 1. ELECTION OF TRUSTEES

The Fund is a closed-end investment company registered with the U.S. Securities and Exchange Commission (“SEC”) and subject to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board currently has fixed the number of Trustees at eleven. The Board has the authority to expand the Board in its discretion. Under the terms of the Fund’s Agreement and Declaration of Trust, the Board of Trustees is required to be divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund at a single meeting.

Proxies designated on a WHITE proxy card will be voted for the election of the following nominees:
three Class I Trustees, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm, to be elected by the holders of the Fund’s Common Shares and VRTPS, voting together as a single class.

The Board recommends that shareholders vote on a WHITE proxy card FOR the election of the Trustee nominees of the Fund (each, a “Board Nominee” and collectively, the “Board Nominees”).

Each Board Nominee is currently serving as a Trustee of the Fund and has consented to continue to so serve. In the event that a Board Nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with either proposal in this proxy statement. The Trustees of the Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. No Board Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Board Nominee, who is an Independent Trustee, as defined below, have an interest materially adverse to such Fund.

Under the terms of the Fund’s By-laws, as amended, the holders of the VRTPS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. There are no Trustees nominated for election by holders of the Fund’s VRTPS at this Annual Meeting. The Fund’s By-laws further provide for the election of the Board Nominees by the holders of the Common Shares and the VRTPS, voting together as a single class.

The Fund’s Board is composed of eleven highly qualified individuals, ten of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, a “noninterested Trustee” or an “Independent Trustee”). Each Board member is committed to fostering the Fund’s long-term ability to achieve its investment objective and to the effective oversight of Fund performance. The following table presents certain information regarding the current Trustees of the Fund, including the principal occupations of, and public company directorships held by, each such person for at least the last five years. More information about the experience and qualifications of each Trustee is set forth below under “Additional Information about Current Trustees.”

6

Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	2013	Class I Trustee until 2020.	Chairman, Chief Executive Officer and President of Eaton Vance Corp. (“EVC”), Director and President of Eaton Vance, Inc. (“EV”), Chief Executive Officer and President of Eaton Vance Management (“EVM” or “Eaton Vance”) and Boston Management and Research (“BMR”), and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee and/or officer of 159 registered investment companies managed by Eaton Vance or BMR.	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2013 (Trustee)	Class II Trustee until 2021.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	None
MARK R. FETTING 1954	Trustee	2016	Class III Trustee until 2022.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	None
CYNTHIA E. FROST 1961	Trustee	2014	Class I Trustee until 2020.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	None
GEORGE J. GORMAN 1952	Trustee	2014	Class II Trustee until 2021.(1)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
7

Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
VALERIE A. MOSLEY 1960	Trustee	2014	Class III Trustee until 2022.(1)	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly, institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
HELEN FRAME PETERS 1948	Trustee	2013	Class III Trustee until 2022.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	None
KEITH QUINTON 1958	Trustee	2018	Class II Trustee until 2021.	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Trustee	2018	Class III Trustee until 2022.	Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Trustee	2015	Class II Trustee until 2021.	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
8

Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
SCOTT E. WENNERHOLM 1959	Trustee	2016	Class I Trustee until 2020.	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	None
(1)	Elected by holders of the Fund’s VRTPS.

Each current Trustee listed above served as a Trustee of 159 funds within the Eaton Vance fund complex as of [ ], 2020 (including both master and feeder funds in a master-feeder structure). The address of each Trustee is Two International Place, Boston, Massachusetts 02110.

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii) December 31st of the 20th year in which he or she has served as a Trustee subject to certain limited exception. If a Trustee’s retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance with Section 16 of the 1940 Act. In accordance with this retirement policy, Mr. Park and Ms. Peters are expected to retire effective July 1, 2022.

As discussed above, EVM received a letter from Saba on November 27, 2019, regarding its intention to submit the Saba Proposals for consideration at the Annual Meeting. The Board and the Ad Hoc Committee for Closed-End Fund Matters met several times to review the matters raised by Saba in its letter. Even though the Saba Nominees were not presented to the Board as candidates for the Board’s consideration, before recommending the nomination of the Board Nominees, the Governance Committee also reviewed the limited information provided to the Fund with respect to the Saba Nominees. The Governance Committee and the Board considered the background, skills and experience of the Board Nominees, including that the Board Nominees have extensive experience with (i) registered closed-end funds generally, (ii) leveraged closed-end funds with exposure to the floating-rate loan asset class, (iii) EVM and the nature, quality and extent of services provided by it to the Fund and the other funds across the fund complex, as well as the third-party service providers, and (iv), specifically with respect to the Fund, its investment objective, principal investment strategies, history and overall operations. The Governance Committee also considered, among other things, the way in which the backgrounds, skills and experiences of each Board Nominee and the way in which they contribute to overall diversity in the background, skills and experiences of the overall Board and contribute to the effectiveness of the Board. The Governance Committee and the Board also considered that the Saba Nominees lack experience with the Fund and comparable floating-rate income funds, and appear to have little or no experience serving on a board of a registered closed-end fund. The Governance Committee and the Board also considered that Saba has nominated the Saba Nominees in other recent proxy contests. The Governance Committee and the Board seek to ensure that the Fund operates in a manner that protects and advances the interests of all shareholders, not just the interests of Saba and its clients, which may be at odds with the Fund’s long-term objectives. Thus, the Governance Committee and the Board support the nomination and election of the Board Nominees.

The Board unanimously recommends that shareholders vote FOR

the election of the Board Nominees on the enclosed WHITE proxy card.

9

Interested Trustee

Mr. Faust is an “interested person” (as defined in the 1940 Act) by reason of his affiliation with EVM, the Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM and of EVM’s trustee, EV. (EVM, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization.”) Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

Share Ownership by Trustee

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee. As of [ ], 2020, no Trustee held shares of the Fund.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds(1)
Interested Trustee
Thomas E. Faust Jr.	[ ]
Noninterested Trustees
Mark R. Fetting	[ ]
Cynthia E. Frost	[ ]
George J. Gorman	[ ]
Valerie A. Mosley	[ ]
William H. Park	[ ]
Helen Frame Peters	[ ]
Keith Quinton	[ ]
Marcus L. Smith	[ ]
Susan J. Sutherland	[ ]
Scott E. Wennerholm	[ ]
(1) As of [ ], 2020.
(2) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Board Meetings and Committees

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser (the “adviser”) to manage the Fund and is responsible for overseeing such adviser and other service providers to the Fund. The Board is currently composed of eleven Trustees, including ten Independent Trustees. In addition to six regularly scheduled meetings per year, the Board periodically holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established certain committees to assist the Board in performing its oversight responsibilities. The current committee structure described below is employed by the Boards of the Fund and other funds in the Eaton Vance family of funds (the “Eaton Vance Fund Boards”). If the Fund’s Board includes different members than are included on the other Eaton Vance Fund Boards, the Fund’s Board may modify, streamline or adopt its own committee structure.

10

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson would have the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund officers, the adviser, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

The Board, with the assistance of the adviser and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

11

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, the adviser, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Eaton Vance Fund Boards (and/or in other capacities, including for any predecessor funds), and/or on the boards of public or private companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Additional Information about Current Trustees. In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. Set forth below is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board. Each Trustee was initially nominated to the Board after careful consideration of his or her professional background and how he or she could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He has served as Chairman and Chief Executive Officer of EVC since 2007 and as President of EVC since 2006. He is also Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and was a Director of SigFig Wealth Management LLC from 2016 to 2018. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management, and Chief Investment Officer of Eaton Vance from 1985-2007. He holds Bachelor of Science degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst® (“CFA”) since 1988. He is a trustee and vice chairman of the board of Wellesley College and a trustee and member of the executive committee of the Boston Symphony Orchestra.

Mr. Faust is a Board Nominee. Mr. Faust has served on the Board of Trustees since the Fund’s inception in 2013.   His qualifications for re-election include 35 years of experience in the asset management industry, during which he has advised, managed and overseen a broad range of investment portfolios and gained deep expertise in floating-rate loans and closed-end fund investing.   He is the only member of the Board affiliated with the Eaton Vance Organization.  His in-depth knowledge of the Eaton Vance Organization’s portfolio management practices, investment teams and culture, and operating environment provides Mr. Faust with valuable insights that contributes meaningfully to the mix of experience and expertise of the Board as a whole.  He serves on the boards of eight Eaton Vance funds that invest primarily in floating-rate loans, including six such funds that employ leverage.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Ad Hoc Committee for Closed-End Fund Matters. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Earlier in his professional career, Mr. Fetting served as a Partner with Greenwich Associates and was a Vice President at T. Rowe Price, holding leadership roles within the firm’s mutual fund division from 1981-1987. He currently serves as President of the Board of Trustees of Gilman School, Baltimore, Maryland. He also serves on the Boards of Trustees of the Baltimore Community Foundation and of Mercy Hospital, Baltimore, Maryland. Mr. Fetting earned a Bachelor of Science degree in Engineering from The Wharton School, University of Pennsylvania, and a Master of Business Administration degree, with distinction, from Harvard Business School.

12

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she established and built, including hiring and overseeing a team of investment professionals, Brown University’s first professionally managed investment office.  In that role, she oversaw the evaluation, selection and monitoring of third party investment managers who managed Brown University’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of the MCNC Endowment. Ms. Frost earned a Bachelor of Arts degree, with honors, in Economics from Stanford University and a Master of Business Administration degree, Edward Tuck Scholar, from Amos Tuck School, Dartmouth College. Ms. Frost is a CFA® charterholder.

Ms. Frost is a Board Nominee.  She was appointed to the Board in 2014 and was previously elected by shareholders to serve as Trustee in 2017.  Ms. Frost is a highly qualified candidate for Trustee, with extensive experience in managing institutional investment portfolios with high allocations to alternative investments, including portfolios that made extensive use of leverage and derivatives. She has significant expertise developing portfolio strategy, managing risk, working with investment committees and overseeing portfolio management teams. She serves on the boards of eight Eaton Vance funds that invest primarily in floating-rate bank loans, including six such funds that employ leverage.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014. He is the Chairperson of the Audit Committee and has been designated by the Board as an audit committee financial expert. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014. Mr. Gorman previously served on the Board of Directors of the National Investment Company Service Association (“NICSA”) from 1992-2012, including serving on NICSA’s Chairperson from 1997-1999. Since 2012, Mr. Gorman has served on the Philanthropic Board of Advisors for Children’s Hospital of Boston, including on the Board of Advisors’ Task Force in 2013 and as the Board of Advisors’ representative on Hospital Trust Board’s Planned Giving Task Force from 2012 to 2015. Mr. Gorman also serves on the Independent Directors’ Council as a member of the Governing Council & Education Committee since 2016 and a member of the Executive Committee since 2019. Mr. Gorman received a Bachelor of Science degree, cum laude, in Business and Administration from Duquesne University and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. He is a CPA in New York, Massachusetts, Maryland and Connecticut.

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee. She currently owns and manages a consulting and investment firm, Valmo Ventures, and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s Investment Committee, Compensation Committee and chairs the Nominating & Corporate Governance Committee. She is a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness. It has also been publicly announced that Ms. Mosley will join the Board of Groupon, Inc. in April 2020. She serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a social venture firm that identifies, invests in and helps scale social entrepreneurs. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. Ms. Mosley has designed and taught financial literacy curriculum to students in several schools located in Dorchester and Roxbury, Massachusetts. She has also designed a “teach-the-teachers” program with the Boston Federal Reserve to emphasize the “M” (Math) in STEM via financial literacy and money management

13

concepts. Ms. Mosley is an advisor to New Technology Ventures, a venture capital firm. Ms. Mosley serves on the Institutional Investors Advisory Counsel of MiDA, a USAID partner focused on investment opportunities in Africa. She also advises Impact X Capital, a venture fund focused on underrepresented entrepreneurs across Europe. Ms. Mosley served as President of Wellington Management Company’s Foundation that reinvests in the communities where Wellington has a presence. Ms. Mosley earned a Bachelor of Arts degree in History from Duke University and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. He has been designated by the Board as an audit committee financial expert serving on the Audit Committee. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981. Mr. Park earned a Bachelor of Science degree in Industrial Engineering from Cornell University and a Master of Business Administration degree from Cornell University.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009. Dr. Peters earned a Bachelor of Arts degree in Economics from the University of Pennsylvania, a Master’s degree in Statistics from The Wharton School, University of Pennsylvania, and a doctorate degree in Finance from The Wharton School, University of Pennsylvania.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Mr. Quinton served as a portfolio manager and senior quantitative analyst at Fidelity Investments from 2001-2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director, and currently the Chairman, of the New Hampshire Municipal Bond Bank. He is a lecturer at Amos Tuck School at Dartmouth College. Mr. Quinton earned an Artium Baccalaurei degree in Russian from Dartmouth College and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. Mr. Quinton was a CFA® charterholder during his professional investment career until his retirement in 2014.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since 2018. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit and Strategy & Finance Committees. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees. Prior to his board work, Mr. Smith had a 23-year career at MFS Investment Management where he managed the MFS Institutional International Fund (MIEIX) for 17 years and the MFS Concentrated International Fund for 10 years.  In these roles, Mr. Smith was responsible for all aspects of portfolio construction and stock selection for the funds.  During his tenure as portfolio manager, the MFS Institutional International Fund grew from $121 million to $22 billion in assets under management.  The portfolio received the Lipper Award in 2005 & 2010 for Best 3-year performance of 359 Large

14

Capitalization international portfolios.  In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012 to 2017, Director of Equity, Asia from 2010 to 2012 and Director of Asian Equity Research from 2005 to 2010.  Mr. Smith served on the MFS Equity Management committee from 2005 to 2017.  As a member of MFS Equity Department Management, Mr. Smith served as regional Chief Investment Officer, Director of Equity, for Asia, Japan, Australia and Canada.  In this capacity, Mr. Smith managed portfolio managers, analysts and institutional portfolio managers in each region with overall responsibility for recruitment, management, compensation and strategy for the region.  Prior to joining MFS, Mr. Smith was a senior consultant at Accenture, working within their Financial Services Group.  Mr. Smith served as a United States Army Reserve Officer from 1987 to 1992.  He also served as a trustee of the University of Mount Union from 2008-2020, including as the chairman of its Finance Committee from 2015 to 2019. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation and the Harvard Medical School Advisory Council on Education. Mr. Smith earned a Bachelor of Science, cum laude, in Computer Science from the University of Mount Union and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. From 1982 through 2013, Ms. Sutherland practiced law at Skadden, Arps, Slate, Meagher & Flom, including as a partner in the Corporate Finance Group (1996-2006) and the Financial Institutions Group (2006-2013). She has over thirty years of experience advising companies, investment banks and private equity firms in a broad range of corporate transactions in industries including insurance and other financial services, healthcare, transportation, and industrial and consumer goods. Since 2018, Ms. Sutherland has served as a Director of Ascot Group Limited and certain of its subsidiaries. Ascot, through its related businesses, including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland previously served as a Director of two other companies engaged in property and casualty insurance or reinsurance: Montpelier Re Holdings Ltd. (2013-2015) and Hagerty Holding Corp. (2015-2018). Ms. Sutherland’s corporate board committee experience includes service on audit, compensation, finance, investment, and nominating and governance committees. Since beginning her corporate board service in 2013, Ms. Sutherland’s board or committee responsibilities have also included oversight over a broad range of in-house and third-party investment managers responsible for management of the respective companies’ investment portfolios. Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations. Ms. Sutherland earned a Bachelor of Arts degree in political science, with highest honors, from Denison University and a Juris Doctor degree from New York University School of Law, where she was a Root-Tilden Scholar.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011 where he provided oversight to fund governance, risk management, compliance and operations functions for this $1 trillion asset management company. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 where he managed economic relationships between its mutual fund distributor and multiple fund advisors and was a Vice President at Fidelity Investments Institutional Services from 1994-1997 where he worked on mutual fund economics and product development. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018. Mr. Wennerholm earned Bachelor of Arts degrees in Business Administration and in Philosophy from Furman University and a Master of Business Administration degree from Boston University. He has held FINRA licenses in Series 7, 24, 27, and 63.

Mr. Wennerholm is a Board Nominee.  He was appointed to the Board in 2016.  Mr. Wennerholm is a highly qualified candidate for Trustee, with extensive experience in various operations, leadership and executive roles in the financial industry. He serves on the boards of eight Eaton Vance funds that invest primarily in floating-rate bank loans, including six such funds that employ leverage.

15

During the fiscal year ended May 31, 2019, the Trustees of the Fund met eleven times. The Board of Trustees currently has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Ad Hoc Committee for Closed-End Fund Matters. The Audit Committee met thirteen times, the Contract Review Committee met seven times, the Governance Committee met seven times, the Portfolio Management Committee met eight times, the Compliance Reports and Regulatory Matters Committee met nine times and the Ad Hoc Committee for Closed-End Fund Matters met two times during such period. Each Trustee attended more than 98% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2019 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of the Fund is composed of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board. As noted above, if the Fund’s Board includes different members than included on the other Eaton Vance Fund Boards, the Fund’s Board may modify, streamline or adopt its own committee structure.

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Peters are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange (“NYSE”). The purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix B. The written charter is also available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php. The Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Wennerholm (Chairperson), Fetting, Gorman, Park, Quinton and Smith and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory transfer agency, custodial and fund accounting, and administrative services; (ii) any and all other matters in which any of the Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Smith and Wennerholm are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Ms. Sutherland (Chairperson) and Messrs. Fetting, Gorman and Quinton are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

16

Messrs. Fetting (Chairperson) and Gorman and Ms. Mosley are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance closed-end funds.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of NYSE. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter. Saba chose to notify the Fund that Saba intends to nominate the Saba Nominees at the upcoming shareholder meeting, rather than presenting the Saba Nominees to the Fund as candidates for its consideration. Nonetheless, the Governance Committee and the Board reviewed the limited information about the Saba Nominees that Saba included in its notice to the Fund before deciding to nominate the Board Nominees for election by shareholders at the upcoming Annual Meeting.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. Five of the ten currently serving Independent Trustees bring gender and/or racial diversity to the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by the Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. The Fund currently pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $280,000; (ii) an additional annual retainer of $135,000 for serving as the Chairperson of the Board; (iii) an additional annual retainer of $60,000 for Committee Service; (iv) an additional annual retainer of $15,000 for serving on four or more Committees, not including the Ad Hoc Committee; (v) an additional annual retainer of $35,000 for serving as the Governance Committee Chairperson, the Audit Committee Chairperson, the Compliance Committee Chairperson, the Contract Review Committee

17

Chairperson or the Portfolio Management Committee Chairperson (to be split evenly in the event of Co-Chairpersons); (vi) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence and meets, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vii) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. If the Fund’s Board includes different members than are included on other Eaton Vance Fund Boards, the Fund’s Board may modify or adopt its own Trustee compensation schedule. During the fiscal year ended May 31, 2019, the Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2019, the Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards:

Name of Trustee	Total Compensation from Fund	Total Compensation from Fund and Fund Complex
Mark R. Fetting	[ ]	[ ]
Cynthia E. Frost	[ ]	[ ]
George J. Gorman	[ ]	[ ]
Valerie A. Mosley	[ ]	[ ]
William H. Park	[ ]	[ ]
Helen Frame Peters	[ ]	[ ]
Keith Quinton	[ ]	[ ]
Marcus L. Smith	[ ]	[ ]
Susan J. Sutherland	[ ]	[ ]
Scott E. Wennerholm	[ ]	[ ]

Trustees of Eaton Vance Fund Boards who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities and net income of a participating Fund, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. If the Fund’s Board includes different members than are included on other Eaton Vance Fund Boards, the Fund’s Board may eliminate or modify the Deferred Compensation Plan for the Fund. The Fund does not have a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote the WHITE proxy card FOR the election of each Board Nominee.

PROPOSAL 2. NON-BINDING PROPOSAL

As explained above, Saba has notified the Fund that Saba intends to submit a non-binding proposal at the Annual Meeting. The Saba Declassification Proposal requests that the Board take the necessary steps to eliminate the classified board structure that has been in place since the Fund’s inception. If properly presented, the Saba Declassification Proposal will be voted on at the Annual Meeting. If approved by shareholders, the Saba Declassification Proposal is non-binding and only requests that the Board take certain actions. The approval of the Saba Declassification Proposal requires the affirmative vote of a majority of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. For the reasons discussed below, the Board unanimously recommends that you vote the WHITE proxy card AGAINST the Saba Declassification Proposal.

18

The text of the non-binding proposal, for which the Fund accepts no responsibility, is included below as submitted by Saba. A brief explanation as to why the Board strongly supports the Fund’s classified board structure and recommends a vote AGAINST this proposal follows immediately after.

“RESOLVED, that the shareholders of Eaton Vance Floating Rate Income Plus Fund (the “Fund”) request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.”

Statement of the Board in Opposition of the Saba Declassification Proposal

After careful and thoughtful consideration, the Board, including all of the Independent Trustees, has unanimously determined that the Saba Declassification Proposal is not in the best interests of the Fund or its shareholders. Rather, the Board believes that its classified structure helps protect the Fund and its shareholders from undue influence by activist closed-end fund investors or anyone else seeking short-term profits at the expense of long-term Fund shareholders. Accordingly, the Board recommends that you vote the WHITE proxy card AGAINST the Saba Declassification Proposal.

The Board’s Classified Structure and Tenure Standards Protect the Fund’s Shareholders

The Fund’s Board is composed of eleven highly qualified individuals, ten of whom are Independent Trustees. Each Board member is committed to fostering the Fund’s long-term ability to achieve its investment objective and to the effective oversight of Fund performance. The Board believes that the classified board structure provides the Fund and shareholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of Fund oversight.

The Board’s classified structure has been in place and fully disclosed since the Fund’s inception in 2013. Investors have invested in the Fund throughout its history with knowledge of this structure, which has served to keep consistent oversight and avoid the costs and disruption of frequent Board changes. Absent a classified board structure, an activist closed-end fund investor (or group of such investors) could gain control of the Fund by acquiring or obtaining sufficient shares to replace the entire Board with its own nominees at a single annual meeting. This could result in radical changes to the way the Fund is operated, including with respect to its investment strategy, closed-end structure or other characteristics that attracted shareholders to invest in the Fund in the first place. It could also lead to actions that produce short-term profits for the activists at the expense of long-term Fund shareholders.

Board Diversity. The Board has a well-developed governance structure that is designed to ensure that its members have experience in investment and other matters important to performing their oversight function. The Governance Committee of the Board is responsible, among other things, for advising the Board on its membership, and seeking Board members with a range of viewpoints, backgrounds, skills, experience and expertise. In the process of searching for qualified persons to serve on the Board, the Governance Committee considers the overall diversity of the Board’s composition when identifying candidates and how a particular candidate could be expected to contribute to the overall diversity in the backgrounds, skills and experiences of the Board’s members. Five of the ten currently serving Independent Trustees bring gender and/or racial diversity to the Board. The Board’s focus on attracting highly qualified candidates has resulted in the Board being composed of Independent Trustees with a broad range of professional and personal backgrounds.

Effective Tenure Standards. As discussed further in Proposal 1, under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii) December 31st of the 20th year in which he or she has served as a Trustee, subject to certain limited exception. The Board believes it is one of only a few mutual fund boards with a retirement policy that takes into account both an individual’s age and his or her term of service. As a result, the Fund’s Board may not be composed of the same individuals for an extended period of time. This retirement policy, coupled with effective Governance Committee oversight and natural attrition, has resulted in several changes to the Board’s composition in recent years. Since 2014, eight new Independent Trustees have joined the Board. Each of these Independent Trustees formerly served as a senior investment professional or in another senior role at one or more asset management companies, or has extensive legal or accounting experience. The average tenure of the Independent Trustees on the Board is approximately five years. This is the profile of a fund board that is highly capable of operating freely and in the best interests of shareholders.

19

Advantages of the Classified Board

Closed-End Investment Companies are Fundamentally Different from Operating Companies. Saba asserts in its statement supporting its declassification proposal that a “vast majority of companies in the S&P 500 and Russell 1000 indexes” have declassified boards and elect all board members annually. Different from operating companies included in the S&P 500 and Russell 1000 indexes, an overwhelming majority of U.S. registered closed-end funds have a classified board. According to AST Fund Solutions LLC, an affiliate of the Fund’s transfer agent, approximately 91% of U.S. registered closed-end funds currently employ a classified board structure. Structuring a closed-end fund’s governance to protect the Fund from undue influence by large shareholders is wholly consistent with the 1940 Act, which includes provisions intended to prevent unduly concentrated ownership by other funds (like the opportunistic hedge fund and other Saba-managed funds) and prohibiting joint transactions among funds and their large shareholders.

Unlike traditional operating companies, the Fund and other closed-end funds are not managed by their own executives and do not have their own employees. Rather, closed-end funds are externally managed pursuant to contracts with their investment advisers and other service providers. The boards of closed-end funds, including the Board of the Fund, are specifically required by statute and regulation to independently monitor and oversee such contractual arrangements, as well as the conflicts of interest that may arise with service providers. Moreover, the Fund and other closed-end funds are subject to stringent board independence requirements mandated by federal regulation. In contrast, traditional operating companies are not subject to these statutorily-mandated oversight and independence requirements. Further, the Fund and other closed-end funds are inherently more susceptible than operating companies to the manipulative tactics of activist investors. Because closed-end funds publish their net asset values and market prices daily, closed-end fund activist investors can readily identify potential opportunities for short-term profits. Because the portfolio holdings of closed-end funds are relatively liquid compared to operating company assets, activist investors may more feasibly demand the disposition of a target fund’s assets when deemed to be in the activists’ best interest. Moreover, closed-end funds often have relatively smaller market capitalizations than U.S.-listed operating companies, making it easier for activist investors to acquire a meaningful stake that is meaningful enough to empower them to advance their own self-interests. Thus, the classified board structure is particularly important for closed-end funds to ensure that the Fund continues to operate in the interests of long-term shareholders.

The Classified Board Enhances the Independence of the Independent Trustees. Allowing the Fund’s Independent Trustees to serve three-year terms on a staggered basis enhances their independence from EVM, the Fund’s investment adviser, and from closed-end fund activist investors whose agendas may be contrary to the long-term interests of the Fund’s other shareholders. Greater independence in turn allows the Independent Trustees to more effectively serve the best interests of all of the Fund’s shareholders. The Board’s classified structure precludes a complete turnover of the Board, as well as the potential for corresponding, radical changes in the direction of the Fund, including with respect to its structure, strategy, objective or leverage, in any one year. This prevents a well-funded opportunistic hedge fund or other activist investors from quickly taking over a board and forcing an open-ending or other radical change to a fund’s structure and operations. And, then, after extracting their short-term profits, terminating their investment, leaving the fund and its remaining shareholders to bear the costs.

The Classified Board Promotes Stability and Continuity. Since the Fund’s inception in 2013, the Board has been composed of three classes of Trustees that serve staggered three-year terms. The Board is structured this way to provide stability, continuity and independence, all of which enhance long-term planning. A classified board structure with staggered Trustee terms prevents a complete turnover of the Board, and potentially detrimental changes in Fund direction, in a single year.

A classified Board also ensures that there are experienced Trustees serving on the Board who are familiar with the Fund, its operations and its investment strategy. The Board has actively recruited and retained Independent Trustees who, given their backgrounds and experiences in the financial sector, are highly qualified to oversee the Fund in a manner consistent with the best interests of the Fund and its shareholders. As a closed-end fund, the Fund benefits from an engaged and experienced Board, given the intense regulatory environment within which it operates. The Fund’s Trustees have a broad range of responsibilities and must invest significant time to become and remain knowledgeable about the Fund. Among other things, the Board learns about and understands the Fund’s investment objectives and strategies, applicable regulatory requirements and compliance policies, and the duties, capabilities and performance of EVM and other Fund service providers. Large, sudden changes in the composition of the Board would disrupt this collective

20

knowledge that has been developed by the existing Board over time. A classified board structure helps attract and retain Trustees who are willing to make long-term commitments of their time and energy. In addition, a classified board structure promotes an orderly succession of Board members and also provides newer Board members an opportunity to gain knowledge about the Fund alongside more experienced Board members. A classified board structure therefore provides the Fund with protection against activist investors with narrow interests not aligned with the long-term shareholders.

The Classified Board Promotes Accountability to Shareholders. The Fund’s Board does not agree with the assertion that the classified board structure minimizes a Trustee’s accountability to the Fund’s shareholders. Trustees elected to three-year terms are just as accountable to shareholders as trustees who are subject to annual elections, since all Trustees are required to uphold their fiduciary duties with respect to both the Fund and its shareholders, regardless of the length of their term. The Board regularly monitors and implements fund governance and oversight practices to enhance its effectiveness and accountability.

The Board reviews matters relating to the Fund, including performance and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund. The Fund’s shareholders already have a variety of tools at their disposal to ensure that Trustees who are elected to the Board are accountable to them, including withholding votes from Trustees who are standing for election, nominating alternative candidates to the Board and corresponding with the Trustees to express shareholder concerns. A structure that generally requires multiple annual election cycles to take control of the Board provides accountability to shareholders, while increasing the likelihood that proponents of change have a longer-term horizon.

The Classified Board Structure is Permitted by the 1940 Act and NYSE. The 1940 Act is the principal federal statute that regulates the Fund’s activities and the composition of the Board. It seeks to ensure that investment companies are managed in the interests of all shareholders, not just the narrow interests of short-term activist investors. The 1940 Act and Section 304 of NYSE’s Listed Company Manual (the Fund’s listing exchange) explicitly permit classified board structures. As discussed above, the Fund’s Agreement and Declaration of Trust requires that the Board be classified. A change to such structure would require that the Agreement and Declaration of Trust be amended, which would likely require further shareholder action given the potential harm to the interests of shareholder that could result.

Saba’s Intentions. In the supporting statement included in Saba’s notification of intention to propose declassification at the shareholder meeting, Saba asserts that the objective of their declassification proposal is “to improve the Fund’s corporate governance practices.” Saba’s history of short-term profiteering with other closed-end funds suggests that improved Fund governance is not their objective. On its own public website, Saba declares that it “selectively pursues an activist approach where corporate actions may be an effective tool to unlock shareholder value and monetize the discount to NAV.” The Trustees believe that Saba’s true goal is to gain control of the Fund as quickly and expeditiously as possible, thereby positioning Saba and its handpicked agents to set the Fund’s agenda and future course of action. Saba’s history of closed-end fund activism demonstrates that the changes they seek in pursuit of their own short-term profits are seldom in the interests of long-term shareholders.

Institutional Proxy Service Guidelines

As is discussed above, the Board believes that the dynamics of closed-end funds are very different from those of operating companies in relation to classified boards, and this important difference needs to be taken into account in voting on the Saba Declassification Proposal. The Board believes that the institutional proxy service guidelines typically applied to classified board structures of operating companies should not apply to closed-end funds, which are more vulnerable to arbitrageurs and other short-term investors for the reasons discussed above.

Pursuant to its proxy voting guidelines, EVM, the Fund’s adviser, generally votes in favor of proposals to declassify operating company boards. EVM reviews proposals to declassify closed-end fund boards on a case-by-case basis, which allows it to consider the unique aspects of the closed-end fund structure.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board’s governance structure, including the tenure limits applicable to the Fund’s Independent Trustees, and the extensive experience of the Fund’s current Trustees, as well as the reasons for the Board’s opposition to the Saba Declassification Proposal. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing the Saba Declassification Proposal when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

21

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for underlying beneficial owners, please call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or forward such requests to AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviews and discusses the audited financial statements with the Fund’s adviser. The Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, the Audit Committee is currently composed of Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Peters.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the two fiscal years ended May 31, 2019 and 2018 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	May 31, 2019	May 31, 2018
Audit Fees	$60,000	$59,188
Audit-Related Fees(1)	18,000	0
Tax Fees(2)	22,565	22,565
All Other Fees(3)	0	0
Total	$100,565	$81,753
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

22

The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the two fiscal years ended May 31, 2019 and 2018, and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund’s independent registered public accounting firm for the two fiscal years ended May 31, 2019 and 2018.

	May 31, 2019	May 31, 2018
Fund	$40,565	$22,565
Eaton Vance(1)	$60,130	$74,355
(1)	The Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of EVC.

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Fund will benefit from any advisory and/or administration fees paid by the Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
PAYSON F. SWAFFIELD 1956	President	2003	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 136 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of Eaton Vance and BMR. Officer of 159 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 159 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.

RICHARD F. FROIO 1968	Chief Compliance Officer	2017	Vice President of Eaton Vance and BMR since 2017. Officer of 159 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

EVM, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund‘s adviser, EVM. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of the Eaton Vance organization, the Fund’s Trustees, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the Fund‘s adviser, EVM. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse intermediaries, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $[____].

23

All WHITE proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the Annual Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the WHITE proxy card with respect to Proposal 1, it will be voted FOR the Board Nominees specified on such proxy card and, with respect to Proposal 2, it will be voted AGAINST the proposal. The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. This means that as between two nominees, the nominee receiving the greatest number of votes will be elected. For purposes of this vote on Proposal 1, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election. The approval of the Saba Declassification Proposal requires the affirmative vote of a majority of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Abstentions are not considered to be “votes cast” and, therefore, will be counted towards quorum, but have no effect on the outcome of the Saba Declassification Proposal. Votes cast by proxy or in person at the meeting will be tabulated by the [independent inspector of election] appointed at the meeting. The [independent inspector of election] will determine whether or not a quorum is present at the meeting. The [independent inspector of election] will treat all shares that are voted, votes to ABSTAIN and shares represented by “broker non-votes” (as described below), if any, as present for purposes of establishing a quorum. Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. The Fund understands that, under NYSE Rules, if specific instructions from an underlying beneficial owner are not given to the broker, generally the broker will have discretion to vote such beneficial owner’s shares on routine matters, but will not have discretion to vote shares on non-routine matters. When the broker exercises its discretion to vote on routine matters, a broker non-vote occurs with respect to the non-routine matters since the broker does not have discretion to vote on such non-routine matters. Given the contested nature of the proposals, your broker may not vote your shares on such matters at the Fund’s Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares on the WHITE proxy card so that your votes may be counted. Broker-dealers who are not members of NYSE may be subject to other rules, which may permit them to vote a beneficial owner’s shares without instruction; regardless, we urge you to instruct your broker to vote your shares on the WHITE proxy card in accordance with the Board’s recommendations.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the proposals set forth in the Notice of this Annual Meeting are not received by [_____], 2020, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal(s) for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal(s). The costs of any such additional solicitation and of any adjourned session will be borne by the Fund‘s adviser, EVM.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, EVM and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s most recent fiscal year end.

The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before [ ], 2020. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on [ ], 2021 and no earlier than [ ], 2020. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

24

APPENDIX A

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, the following shareholders own 5% or more of the Fund’s Common Shares and/or VRTPS.*

Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
[ ]	[ ]	[ ]	[ ]

*	Except with respect to VRTPS, information in this table generally is based on filings made on or before [ ], 2020.

[To the knowledge of the Fund, no other person owned 5% or more of the outstanding Common Shares or VRTPS of the Fund as of such date.  Beneficial owners of 25% or more of Common Shares or VRTPS of the Fund are presumed to be in control of such Class for purposes of voting on certain matters submitted to shareholders.]

A-1

APPENDIX B

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof (each, a “Fund” and collectively, the “Funds”) sponsored by the Eaton Vance organization (“Eaton Vance”) has established an Audit Committee (the “Committee”) of the Board and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;
3.	To oversee or, as appropriate, assist Board oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
5.	To evaluate or, as appropriate, assist Board evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange Commission, NYSE American LLC (“NYSE American,” formerly NYSE MKT LLC) and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

B-1

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have been determined by the Board to have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of NYSE American and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE American and New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of Committee designated by the Chairperson, shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of

B-2

the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as determined from time to time by the Board upon the recommendation of the Governance Committee.

V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to each Fund the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
B-3

7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
8.	To receive at least quarterly a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to communications pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
B-4

14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
15.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.
17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
18.	To review and recommend to the Board policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board with respect to specific fair value determinations and any pricing errors involving such portfolio securities.
19.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
20.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
21.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, best practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.
2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

B-5

Eaton Vance

FORM OF PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (800) 992-3086 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Annual Meeting of Shareholders, [ ], 2020

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF VARIABLE RATE TERM PREFERRED SHARES

The undersigned holder(s) of Variable Rate Term Preferred Shares of beneficial interest of Eaton Vance Floating-Rate Income Plus Fund (the "Fund"), a Massachusetts business trust, hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on [ ], 2020 at [ ] (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Variable Rate Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW, WILL BE VOTED AGAINST THE NON-BINDING SHAREHOLDER PROPOSAL AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE FLOATING-RATE INCOME PLUS FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

1. Election of three Class I Trustees:

THE BOARD RECOMMENDS VOTING "FOR ALL NOMINEES."

	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
	O	O	O

Board Nominees:

- a. Thomas E. Faust Jr. O
- b. Cynthia E. Frost O
- c. Scott E. Wennerholm O

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

THE BOARD RECOMMENDS VOTING "AGAINST."

	FOR	AGAINST	ABSTAIN
2. A non-binding shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis.	O	O	O

Mark the box to the right if you plan to attend the Annual Meeting. ☐
If you plan to attend the Annual Meeting in person, please be prepared to present photo identification and proof of share ownership.

To change the address on your account, please indicate your new address in the space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FORM OF PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (800) 992-3086 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Annual Meeting of Shareholders, [ ], 2020

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder(s) of Common Shares of beneficial interest of Eaton Vance Floating-Rate Income Plus Fund (the "Fund"), a Massachusetts business trust, hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on [ ], 2020 at [ ] (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW, WILL BE VOTED AGAINST THE NON-BINDING SHAREHOLDER PROPOSAL AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE FLOATING-RATE INCOME PLUS FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

1. Election of three Class I Trustees:

THE BOARD RECOMMENDS VOTING "FOR ALL NOMINEES."

Board Nominees:		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
a. Thomas E. Faust Jr.	○	○	○	○
b. Cynthia E. Frost	○			
c. Scott E. Wennerholm	○			

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

THE BOARD RECOMMENDS VOTING "AGAINST."

	FOR	AGAINST	ABSTAIN
2. A non-binding shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis.	○	○	○

Mark the box to the right if you plan to attend the Annual Meeting. ☐
If you plan to attend the Annual Meeting in person, please be prepared to present photo identification and proof of share ownership.

To change the address on your account, please indicate your new address in the space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]